UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2024

Gritstone bio, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38663	47-4859534
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5959 Horton Street, Suite 300
Emeryville, California		94608
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 510 871-6100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GRTS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03	Bankruptcy or Receivership.

Voluntary Petitions for Bankruptcy

On October 10, 2024 (the “Petition Date”), Gritstone bio, Inc. (the “Company”) filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), commencing a chapter 11 case (the “Chapter 11 Case”). The case number is 24-12305 and the case is styled as In re Gritstone bio, Inc.

The Company will continue to operate its business as a “debtor in possession” subject to the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code, orders of the Bankruptcy Court, and applicable non-bankruptcy law. The Company is seeking approval of various “first day” motions with the Bankruptcy Court that are intended to enable the Company to continue its ordinary course operations and facilitate an orderly transition of its operations into chapter 11.

Item 2.04	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

The commencement of the Chapter 11 Case described in Item 1.03 above constitutes an event of default that accelerated the Company’s obligations under the Loan and Security Agreement, dated as of July 19, 2022, by and among the Company, as borrower, Hercules Capital, Inc., Silicon Valley Bank, and the several banks and other financial institutions or entities from time to time parties to the agreement, each as a Lender, and Hercules Capital, Inc., in its capacity as administrative agent and collateral agent for itself and the Lenders, as amended by the First Amendment to Loan and Security Agreement, dated as of March 31, 2023, by and among Gritstone bio, Inc., as borrower, Silicon Valley Bank, a division of First-Citizens Bank & Trust Company (successor by purchase to the Federal Deposit Insurance Corporation as Receiver for Silicon Valley Bank, N.A. (as successor to Silicon Valley Bank)), Hercules Capital, Inc., Hercules Capital Funding Trust 2022-1, each as a Lender, and Hercules Capital, Inc., in its capacity as administrative agent and collateral agent for itself and the several banks and other financial institutions or entities from time to time party to the agreement (together with all amendments thereto, the “Debt Instruments”).

The Debt Instruments provide that as a result of the Chapter 11 Case, the principal and interest due thereunder shall be immediately due and payable. Any efforts to enforce such payment obligations under the Debt Instruments are automatically stayed as a result of the Chapter 11 Case, and the creditors’ rights of enforcement in respect of the Debt Instruments are subject to the applicable provisions of the Bankruptcy Code.

Item 7.01	Regulation FD Disclosure.

Press Release

On October 10, 2024, the Company issued a press release announcing, among other things, the commencement of the Chapter 11 Case. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Nasdaq Delisting Notice

The Company expects to receive a notice from The Nasdaq Stock Market (“Nasdaq”) that the Common Stock is no longer suitable for listing pursuant to Nasdaq Listing Rule 5110(b) as a result of the Chapter 11 Case. If the Company receives such notice, the Company does not intend to appeal Nasdaq’s determination and, therefore, it is expected that its Common Stock will be delisted. The delisting of the Common Stock would not affect the Company’s operations or business and does not presently change its reporting requirements under the rules of the Securities and Exchange Commission (the “SEC”).

Preliminary Financial Update

As of August 31, 2024, the Company had unaudited cash, cash equivalents and marketable securities in the aggregate approximate amount of $40.0 million.

The information presented reflects the Company’s preliminary financial data subject to the completion of the Company’s financial closing procedures for the fiscal quarter ended September 30, 2024, and any adjustments that may result from the completion of the quarterly review of the Company’s financial statements. The Company’s independent registered public accounting firm has not audited, reviewed, compiled, or performed any procedures with respect to the Company’s cash, cash equivalents and marketable securities and, accordingly, does not express an opinion or any other form of assurance on it. Actual financial results may differ from the preliminary estimate presented here and the Company assumes no duty to update this preliminary estimate except as required by law.

The information in this Item 7.01 of the Form 8-K, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Cautionary Statements Regarding Trading in the Company’s Securities

The Company’s securityholders are cautioned that trading in the Common Stock during the pendency of the Chapter 11 Case is highly speculative and poses substantial risk. Trading prices for the Common Stock may bear little or no relationship to the actual recovery, if any, by holders thereof in the Chapter 11 Case. Accordingly, the Company urges extreme caution with respect to existing and future investments in its Common Stock.

Cautionary Statements Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements contained in this Current Report on Form 8-K include, but are not limited to, statements regarding the process and potential outcomes of the Chapter 11 Case, the Company’s ability to continue to operate as usual during the Chapter 11 Case, the Company’s ability to improve its cost structure, capital structure, and liquidity position, and statements about the Company’s unaudited cash, cash equivalents and marketable securities. These statements are based on management’s current expectations, and actual results and future events may differ materially due to risks and uncertainties, including, without limitation, risks inherent in the bankruptcy process, including the outcome of the Chapter 11 Case; the Company’s financial projections and cost estimates; the Company’s ability to raise additional funds during the Chapter 11 Case; the Company’s ability to sell any of its assets; the impact of the Chapter 11 Case on the listing of the Common Stock on the Nasdaq; and the effect of the Chapter 11 Case on the Company’s business prospects, financial results and business operations. These and other factors that may affect the Company’s future business prospects, results and operations are identified and described in more detail in the Company’s filings with the SEC, including the Company’s most recent Annual Report filed on Form 10-K and its subsequently filed Quarterly Reports on Form 10-Q. The Company may not actually achieve the plans, intentions or expectations disclosed in its forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this Form 8-K. Except as required by applicable law, the Company does not intend to update any of the forward-looking statements to conform these statements to actual results, later events or circumstances or to reflect the occurrence of unanticipated events.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press Release, dated October 10, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Gritstone bio, Inc.

Date: October 10, 2024	By:	/s/ Andrew Allen
Andrew Allen President and Chief Executive Officer